Exhibit 99.4

ConnectM Completes Business Combination with Monterey Capital Acquisition Corporation

~ ConnectM Common Stock to Trade on Nasdaq on July 15, 2024 Under Ticker “CNTM” ~

MARLBOROUGH, MA, July 12, 2024 -- ConnectM Technology Solutions, Inc. (“ConnectM”), a technology company focused on the electrification economy by integrating electrified energy assets with its AI driven technology solution platform, today announced that it has completed its previously announced business combination with special purpose acquisition company, Monterey Capital Acquisition Corporation (“MCAC”).

The business combination was approved at a special meeting of MCAC’s stockholders on July 10, 2024 and the combined company now operates as ConnectM Technology Solutions, Inc. (“ConnectM”). Beginning Monday, July 15, 2024, ConnectM’s common stock will trade on the Nasdaq Global Market under the ticker symbol “CNTM.”

Bhaskar Panigrahi, Chairman and Chief Executive Officer of ConnectM, and the legacy management team of ConnectM will continue to lead combined company. Bala Padmakumar, former Chairman and Chief Executive Officer of MCAC will assume an active role as the Vice Chairman of ConnectM’s board.

Mr. Panigrahi commented, “I am proud to complete this business combination in true partnership with Bala and the MCAC team. In achieving this significant milestone with ConnectM’s entrance to the public markets, we extend our appreciation to our dedicated team and shareholders, and we are excited to solidify our position within the vast secular growth of AI.”

Mr. Padmakumar added, “The MCAC team is pleased to have successfully completed this business combination with ConnectM. I look forward to further serving as Vice Chairman on ConnectM’s board and I am excited to join Bhaskar and the ConnectM team as we focus on growing an AI driven electrified energy network, a clear catalyst to delivering long-term operational growth.”

About ConnectM Technology Solutions, Inc.

ConnectM is a technology company focused on advancing the electrification economy by integrating electrified energy assets with its AI-driven technology solutions platform. The company provides residential and light commercial buildings and all-electric original equipment manufacturers (OEMs) with a proprietary platform to accelerate the transition to solar and all-electric heating, cooling, and transportation. Leveraging technology, data, artificial intelligence, contemporary design, and behavioral economics, ConnectM aims to make electrification more user-friendly, affordable, precise, and socially impactful. As a vertically integrated company with wholly owned service networks and a comprehensive technology stack, ConnectM empowers customers to reduce their reliance on fossil fuels, lower overall energy costs, and minimize their carbon footprint. For more information, please visit: https://www.connectm.com/.

About Monterey Capital Acquisition Corporation

MCAC was a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Advisors

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. served as legal counsel to MCAC in the transaction. Polsinelli P.C. served as legal counsel to ConnectM in the transaction. EF Hutton LLC served as the Capital Markets Advisor in the transaction.

Forward-Looking Statements

This press release contains forward-looking statements, including statements about the anticipated benefits of the business combination and ConnectM’s business strategy and potential growth opportunities. Any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements herein are based on the current expectations of the management of ConnectM and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors discussed and identified in MCAC’s prior public filings made and ConnectM’s future filings to be made with the SEC.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the business combination or other matters addressed in this press release and attributable to ConnectM or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, ConnectM undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

Investor Relations Contact:

MZ North America

(203) 741-8811

ConnectM@mzgroup.us